UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 28, 2024

Cardinal Health, Inc.
(Exact Name of Registrant as Specified in Charter)

Ohio	1-11373	31-0958666
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7000 Cardinal Place, Dublin, Ohio 43017
(Address of Principal Executive Offices) (Zip Code)
(614) 757-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares (without par value)	CAH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 28, 2024, the Board of Directors (the “Board”) of Cardinal Health, Inc. (the “Company”) elected Robert W. Azelby to the Board, effective March 1, 2024, to serve until the 2024 annual meeting of shareholders and until his successor is elected and qualified or until his earlier resignation, removal from office, or death. The Board has appointed Mr. Azelby to serve on the Board's Risk Oversight Committee. Mr. Azelby is the former President and Chief Executive Officer of Eliem Therpeutics, Inc., a biotechnology company focused on developing therapies for neuronal excitability disorders.

The Board has affirmatively determined that Mr. Azelby is “independent” under the rules of the New York Stock Exchange and the rules and regulations under the U.S. Securities Exchange Act of 1934, as amended (the "Exchange Act").

Mr. Azelby will receive compensation consistent with that received by the Company’s other non-employee directors, as described in the Company’s proxy statement on Schedule 14A for the 2023 annual meeting of shareholders, filed with the U.S. Securities and Exchange Commission on September 27, 2023.

There are no arrangements or understandings between Mr. Azelby and any other person pursuant to which he was appointed as a director. At this time, there are no transactions in which Mr. Azelby has or will have an interest that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Exchange Act.

Item 7.01.    Regulation FD Disclosure.

The Company issued a news release on February 28, 2024 announcing the election of Mr. Azelby to the Board, which is being furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	News release issued by the Company on February 28, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardinal Health, Inc. (Registrant)

Date: February 28, 2024	By:	/s/ Jessica L. Mayer
Name: Jessica L. Mayer
Title: Chief Legal and Compliance Officer

3